UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2013

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-14795	Not applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor

31 Queen Street

Hamilton, Bermuda HM 11

(Address of principal executive offices, including zip code)

(441) 296-8560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02.	Results of Operations and Financial Condition

On July 31, 2013, the Registrant issued a press release reporting its financial results for the quarter ended June 30, 2013.

A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 8.01.	Other Events

On July 31, 2013, the Registrant issued a press release reporting that it has received a waiver from Fairfax Financial Holdings Limited of certain provisions under the previously announced merger agreement among the companies and Fairfax Bermuda Holdings Ltd. A copy of the press release is attached as Exhibit 99.2 and is hereby incorporated herein by reference.

Additional Information for Shareholders

In connection with the proposed merger, American Safety Insurance Holdings, Ltd. has filed a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by American Safety Insurance Holdings, Ltd. at the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free from American Safety Insurance Holdings, Ltd. by directing such request to American Safety Insurance Holdings, Ltd., the Boyle Building, 2nd Floor, 31 Queen Street, Hamilton HM11, Bermuda, Attn: Corporate Secretary, telephone: (441) 542-7938, Attn: Corporate Secretary, or from American Safety Insurance Holdings, Ltd.’s website, located at www.amsafety.com.

Participants in the Solicitation

American Safety Insurance Holdings, Ltd. and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of American Safety Insurance Holdings, Ltd.’s participants in the solicitation is set forth in American Safety’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed merger.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release of American Safety Insurance Holdings, Ltd. issued July 31, 2013 reporting its financial results for the quarter ended June 30, 2013.

99.2	Press Release of American Safety Insurance Holdings, Ltd. issued July 31, 2013 reported receipt of a waiver from Fairfax Financial Holdings Limited of certain provisions of the merger agreement among the companies and Fairfax Bermuda Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant

Date: July 31, 2013	By:	/s/ Stephen R. Crim
Stephen R. Crim
President/CEO